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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                December 21, 1998
                Date of Report (Date of earliest event reported)

                        Commission File Number: 333-47235

                                [OBJECT OMITTED]
                        21st CENTURY TELECOM GROUP, INC.
             (Exact Name of Registrant as specified in its charter)

         ILLINOIS                                       36-4076758
   (State or other  jurisdiction             (IRS Employer Identification No.)
 of incorporation  or  organization)

                                WORLD TRADE CENTER
                                350 NORTH ORLEANS
                                    SUITE 600
                             CHICAGO, ILLINOIS 60654
                     (Address of principal executive office)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (312) 470-2100


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Item 8.  Change in Fiscal Year.

     On December 21, 1998, 21st Century Telecom Group, Inc. (the Company) decided to change the fiscal year from that used in its most recent filing with the Securities and Exchange Commission (SEC). The Company's new fiscal year-end will be December 31. The Company will file a transition report on Form 10-K covering the nine month period ending December 31, 1998 within 90 days of the close of the transition period.




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                                   Signatures


                Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


Signature               Title                                  Date

                        President, Chief Executive Officer
/s/  Robert J.Currey    and Director                           December 21, 1998
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Robert J. Currey


/s/  Ronald D.Webster   Chief Financial Officer                December 21, 1998
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Ronald D. Webster

/s/  Byron E. Hill      Corporate Controller                   December 21, 1998
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Byron E. Hill